                                                                    EXHIBIT 10.5


REFERENCE: Document No. 1996-0219444

                         THE ORIGINAL OF THIS DOCUMENT
                          WAS RECORDED ON JAN 07, 1998
                          DOCUMENT NUMBER 1998-0007393
                       GREGORY J. SMITH, COUNTY RECORDER
                       SAN DIEGO COUNTY RECORDER'S OFFICE
                                 TIME :3:19 PM



This instrument prepared by
and when recorded return to:

John F. Woodham, Esq.
Long Aldridge & Norman LLP
One Peachtree Center, Suite 5300
303 Peachtree Street
Atlanta, Georgia 30308
--------------------------------------------------------------------------------
                                        (Space Above for Recorder's Use Only)


                              ASSUMPTION AGREEMENT
                               LOAN NO. 30-0540284

        This ASSUMPTION AGREEMENT (this "Agreement") is made as of this 6th day of January, 1998, by and among LASALLE NATIONAL BANK, AS TRUSTEE for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1996-WF1 ("Lender"), ACTIVITY BUSINESS ASSOCIATES, LLC, a California limited liability company ("Borrower"), ACTIVITY BUSINESS CENTER, L.P., a Delaware limited partnership ("Purchaser"), WILLIAM G. BLOODGOOD ("WGB"), DAVID P. MILESKI ("DPM"), RUSSELL A. RIES ("RAR"; and WGB, DPM and RAR are herein referred to collectively as "Guarantor") and ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("New Guarantor").

                              W I T N E S S E T H :

        WHEREAS, on or about April 30, 1996, Wells Fargo Bank, National Association ("Original Lender") made a loan (the "Loan") to Borrower in the original principal amount of Eight Million Four Hundred Thousand and No/100 Dollars ($8,400,000.00); and

        WHEREAS, Borrower executed and delivered to Original Lender that certain Promissory Note Secured by Deed of Trust (the "Note") dated April 30, 1996, payable to the order of Original Lender in the amount of and evidencing the Loan; and

        WHEREAS, Borrower executed and delivered for the benefit of Original Lender that certain Deed of Trust and Assignment of Rents and Leases and Security Agreement (and Fixture Filing) (the "Deed of Trust") dated as of even date with the Note, recorded in the Official Records of the San Diego County Recorder's Office, San Diego, California as Document No. 1996-0219444, covering the real property described in Exhibit A attached hereto and incorporated herein for all purposes, together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by the Deed of Trust (collectively, the "Property"), to secure the payment of the Note and performance by Borrower of the other obligations set forth in the Loan Documents (as herein defined); and

        WHEREAS, Borrower caused each Guarantor to execute and deliver to Original Lender (i) a certain Guaranty (each individually a "Guaranty," and collectively the "Guaranties"), and (ii) a certain Hazardous

Materials Indemnity Agreement (Unsecured) (each individually an "Environmental Indemnity", and collectively the "Environmental Indemnities"), each such Guaranty and Environmental Indemnity dated of even date with the Note; and

        WHEREAS, on or about October 30, 1996, Original Lender transferred and assigned to Lender the Loan and all of Original Lender's right, title and interest in, to and under the Note, the Deed of Trust, the Guaranties, the Environmental Indemnities and all other documents executed by Borrower or third parties pertaining to, evidencing or securing the Loan (collectively, the "Loan Documents"); and

        WHEREAS, Lender has been asked to consent to the transfer of the Property to Purchaser and the assumption by Purchaser of the obligations of Borrower under the Loan and the Loan Documents; and

        WHEREAS, Lender has agreed to consent to the transfer of the Property and the assumption of the Loan, on and subject to the terms and conditions set forth in this Agreement and in those certain other documents described on Exhibit "B" attached hereto and made a part hereof (this Agreement and such other documents being referred to herein collectively as the "Assumption Documents");

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

        1. Assumption of Obligations. Purchaser agrees to ASSUME AND DOES HEREBY ASSUME and covenant and agree to timely perform all of the payment and performance obligations of Borrower set forth in the Note, the Deed of Trust and the other Loan Documents in accordance with their respective terms and conditions, including without limitation, the obligation of payment of all sums due under the Note. Purchaser further agrees to abide by and be bound by all of the terms of the Loan Documents, all as though each of the Loan Documents had been made, executed and delivered by Purchaser.

        2. Consent to Transfer. Lender hereby consents to (i) the transfer of the Property to Purchaser, subject to the Loan and the Loan Documents and without release of any collateral for the Loan, and (ii) the assumption by Purchaser of all of the obligations of Borrower under the Loan Documents, all on and subject to the terms and conditions set forth in this Agreement and the other Assumption Documents. Lender's consent to the transfer of the Property to Purchaser and the assumption of the Loan by Purchaser is not intended to be and shall not be construed as a consent to any subsequent transfer or conveyance or assumption which requires Lender's consent pursuant to the terms of the Note or any of the other Loan Documents.

        3. Acknowledgments, Warranties and Representations of Borrower Parties. As a material inducement to Lender to enter into this Agreement, to consent to the sale, conveyance and transfer of the Property, and to consent to the assumption of the Loan, Borrower, Guarantor, Purchaser and New Guarantor (collectively, the "Borrower Parties") hereby acknowledge, represent, warrant and agree to and with Lender, as follows:

           (a) Indebtedness. That, as of the date of this Agreement: (a) the unpaid principal balance of the Note is $8,243,943.48; (b) the interest rate presently in effect under the Note is 8.85% per annum; (c) interest has accrued and remains unpaid under the Note for the month of December, 1997 through the date of this Agreement; and (d) the next monthly payment of interest under the Note becomes due on February 1, 1997. Lender acknowledges that the foregoing information regarding the unpaid principal amount of the Note, the interest rate presently in effect under the Note and the date of the next monthly payment of interest under the Note is correct.

           (b) Loan Documents. That the Loan Documents, as they have heretofore existed and as assumed by Purchaser hereunder, constitute valid and legally binding obligations of Borrower and Purchaser and, from and after the date of this Agreement, are enforceable against the Borrower Parties and against the Property in accordance with their terms.

           (c) Transfer of Property. That contemporaneously with the execution and delivery of this Agreement, Borrower has sold, conveyed and transferred to Purchaser all of Borrower's right, title and interest in and to the Property, pursuant to the "Transfer Documents" listed on Exhibit "C" attached hereto and incorporated herein (the "Transfer Documents"). The Borrower Parties, jointly and severally, warrant and represent to Lender that, except for the Transfer Documents, none of the Borrower Parties has entered into, executed or delivered, and none of them will enter into, execute or deliver, any contracts, agreements or other documents or instruments with any of the other Borrower Parties (or with any affiliates of the other Borrower Parties) regarding the sale, conveyance or transfer of the Property to Purchaser, or otherwise regarding any interest of either Borrower or Purchaser in the Property. The Borrower Parties further acknowledge and agree that Lender's consent to the assumption of the Loan by Purchaser hereunder shall constitute the one-time consent of Lender to an assignment and assumption of the Loan and the Loan Documents as described in
Section 8 of the Note.

           (d) Further Assurances. That each of the Borrower Parties shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be requested from time to time by Lender to perfect or maintain the perfection of Lender's security interest in and to the Property, and to consummate the transactions contemplated by or in this Agreement and the Loan Documents.


           (f) Periodic Impounds. That Lender has heretofore required Borrower to make monthly payments to Lender for a tax impound (the "Tax Impound") and an insurance impound (the "Insurance Impound") in accordance with the terms of the Note, and that as of the date of this Agreement, the Tax Impound has a balance of $27,983.01, and the Insurance Impound has a balance of $18,682.68. Lender acknowledges that Borrower has transferred and conveyed all of Borrower's right, title and interest in the Tax Impound and the Insurance Impound to Purchaser, and Purchaser affirms Purchaser's obligation hereafter to make monthly payments to Lender to fund the Tax Impound and the Insurance Impound in amounts determined from time to time by Lender in accordance with the terms of the Note and the other Loan Documents. Lender further acknowledges that the foregoing information regarding the respective balances of the Tax Impound and the Insurance Impound is correct.

        4. Acknowledgments, Warranties and Representations of Borrower. As a material inducement to Lender to enter into this Agreement, to consent to the sale, conveyance and transfer of the Property, and to consent to the assumption of the Loan, Borrower hereby acknowledges, represents, warrants and agrees to and with Lender, as follows:

           (a) Rent Roll. That the Rent Roll delivered by Borrower to Purchaser and Lender contemporaneously herewith, which has been initialed by representatives of Borrower, Purchaser and Lender as of the date of this Agreement, is a true, complete and accurate summary of all tenant leases affecting the

Property as of the date of this Agreement.

           (b) Title to Property and Legal Proceedings. That there are no pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Borrower or the Property, or any pending or threatened condemnation proceedings or annexation proceedings affecting the Property, or any agreements to convey any portion of the Property, or any rights thereto to any person or entity not disclosed in this Agreement, including, without limitation, any government or governmental agency.

           (c) Compliance with Laws. That Borrower has not received any written notice from any governmental entity claiming that Borrower or the Property is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Property, including specifically, but without limitation, any such notice relating to zoning laws or building codes or regulations.

        5. No Impairment of Lien. Nothing set forth herein shall affect the priority or extent of the lien of any of the Loan Documents nor release or change the liability of any party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Loan Documents. The Note, the Deed of Trust and the other Loan Documents shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the liens set forth in the Deed of Trust or the other Loan Documents, which are incorporated herein by reference.

        6. Purchaser Obligations. From and after the date of this Agreement, any documents, actions or responsibility which are required to be undertaken by Borrower shall be deemed to be a responsibility of Purchaser. For example, but without limitation, Purchaser is now required to provide financial statements and information with respect to itself in lieu of the provision of financial information by Borrower as to Borrower. Additionally, circumstances in the Loan Documents which would or could create a "Default" (as defined in the Deed of Trust) and which are relative to the nature or condition of Borrower shall now be deemed effective as to the nature or condition of Purchaser (e.g., dissolution or bankruptcy of Purchaser shall now constitute a default rather than dissolution or bankruptcy of Borrower).

        7. Acknowledgments, Warranties and Representations of Purchaser. As an inducement to Lender to enter into this Agreement and to consent to the conveyance of the Property to Purchaser and the assumption of the Loan by Purchaser, Purchaser hereby acknowledges, represents, warrants and agrees to and with Lender as follows:

           (a) Bankruptcy. That, in the event Purchaser or the Property, or any portion thereof, shall be or become the subject of any bankruptcy proceeding or the property of any bankruptcy estate, Lender shall be entitled to obtain upon ex parte application therefor, and without further notice or action of any kind or nature whatsoever, (i) an order from the Bankruptcy Court prohibiting the use of Lender's "cash collateral" as such term is defined in Section 363 of the United States Bankruptcy Code, Title 11, U.S.C.A. (the "Bankruptcy Code") in connection with the Loan, and (ii) an order from the Bankruptcy Court granting immediate relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code so as to permit Lender to exercise all of its rights and remedies pursuant to this Agreement and the other Assumption Documents, the Loan Documents, and at law and in equity. Purchaser further covenants not to directly or indirectly oppose or otherwise defend against Lender's effort to obtain relief from the stay and covenants and agrees that Lender shall be entitled to the lifting of the stay without the necessity of an evidentiary hearing and without the necessity or requirement that Lender establish or prove the value of the Property, the lack of adequate protection of Lender's interest in the Property, the lack of any reasonable prospect of reorganization with respect either to Purchaser or the Property, or Purchaser's lack of equity in the Property.

           (b) No Obligation of Lender. That (i) Lender has made no representation or statement of any kind to Purchaser concerning the Property, the Loan or the Loan Documents (except as specifically set forth in Subparagraphs 3(a), 3(e) and 3(f) hereof concerning, respectively, the unpaid principal balance of the Note, the interest rate presently in effect under the Note, the date of the next monthly payment of interest under the Note and the current balance of the Initial Impound, the Tax Impound and the Insurance Impound); (ii) Purchaser has heretofore obtained all information desired by Purchaser concerning the Property, the Loan and the Loan Documents; (iii) Purchaser draws no inference from Lender's silence concerning the Property, the Loan and the Loan Documents; and (iv) Lender has no duty or obligation whatsoever to provide information or advice to Purchaser concerning the Property, the Loan or the Loan Documents.

        8. No Waiver of Remedies. Nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Loan Documents.

        9. Ratification and Reaffirmation. By their execution hereof, Borrower and Guarantor ratify and confirm that the assumption by Purchaser of all of Borrower's obligations set forth in the Note, the Deed of Trust and the other Loan Documents shall not relieve Borrower or Guarantor of any personal liability under any of the Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the date hereof. Borrower hereby reaffirms, affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents as if made on the date hereof. Borrower and Guarantor further expressly acknowledge and agree that nothing contained in this Agreement or the other Assumption Documents (including specifically but without limitation Purchaser's assumption of the obligations of Borrower under the Loan Documents) shall release Borrower or Guarantor from Borrower's and Guarantor's obligations, duties, liabilities, covenants and undertakings in and under the Loan Documents. Specifically, but without limitation of the foregoing, Guarantor hereby reaffirms Guarantor's obligations, duties, liabilities, covenants and undertakings in and under the Guaranties and the Environmental Indemnities.

        10. Release of Lender. The Borrower Parties, jointly and severally, for themselves and their respective successors and assigns, do hereby remise, release, acquit, waive, satisfy and forever discharge Lender and any and all of Lender's predecessors in interest (including, without limitation, Original Lender), affiliates and subsidiaries, and all of their past, present and future officers, directors, contractors, employees, agents, servicers (including, but not limited to, Wells Fargo Bank, National Association and Lennar Partners, Inc.), attorneys, representatives, participants, successors and assigns (collectively, the "Lender Parties") from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, objections, defenses, setoffs, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, either now accrued or hereafter maturing, which any of the Borrower Parties now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, arising out of or relating to the Loan, the Loan Documents or the indebtedness evidenced and secured thereby, the Property or the development, financing and operation thereof; and the Borrower Parties, for themselves and their respective successors and assigns, hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

        11. Notices. Any notices or other communications required or permitted under this Agreement or the Loan Documents shall be provided in accordance with the requirements therefor as set forth in the Loan Documents; provided, however, from and after the date hereof the addresses of Lender; Purchaser and New Guarantor shall, subject to change as provided in the Loan Documents, be as follows:

        Lender: LaSalle National Bank, as Trustee (MSMI 1996-WF1) 135 S. LaSalle Street
                             Suite 1740
                             Chicago, Illinois 60674
                             Loan No. 30-0540284

        With a copy to:      Long Aldridge & Norman LLP
                             303 Peachtree Street
                             SunTrust Plaza
                             Suite 5300
                             Atlanta, Georgia 30308
                             Attn: John F. Woodham, Esq.
                             FAX: (404) 527-4198

        Purchaser:           c/o Arden Realty, Inc.
                             9100 Wilshire Boulevard, Suite 700
                             Beverly Hills, California 90212
                             Attn: Briggita B. Troy, Esq.

        New Guarantor:       c/o Arden Realty, Inc.
                             9100 Wilshire Boulevard, Suite 700
                             Beverly Hills, California 90212
                             Attn: Briggita B. Troy, Esq.


        12. Costs and Expenses; Assumption Fee. Contemporaneously with the execution and delivery hereof, Purchaser and Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation of this Agreement and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Lender. In addition, contemporaneously with the execution and delivery hereof, Purchaser and Borrower shall pay to Lender an assumption fee pursuant to Section 8 of the Note, which fee shall not be applied against any indebtedness or other amounts outstanding under the Loan Documents.


        13. Additional Documentation. From time to time, the Borrower Parties shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof. Upon Lender's request, Purchaser shall cause to be delivered to Lender an opinion of counsel, satisfactory to Lender as to form, substance and rendering attorney, opining to (i) the validity and enforceability of this Agreement and the other Assumption Documents and the terms and provisions hereof and thereof, and any other agreement executed in connection with the transaction contemplated hereby; (ii) the authority of Purchaser, and any constituents of Purchaser, to execute, deliver and perform its or their respective obligations under the Loan Documents, as hereby modified; and
(iii) such other matters as reasonably requested by Lender.

        14. References in Loan Documents. Borrower and Lender acknowledge, covenant and agree that this Agreement and the other Assumption Documents shall constitute additional Loan Documents, and that any and all references in any of the Loan Documents to the Loan, the amount constituting the Loan, the Loan Documents, any other defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to the extent necessary, to include this Agreement and the other Assumption Documents. A default or event of default under this Agreement or any of the other Assumption Documents shall constitute a "Default" under the Note, the Deed of Trust and each of the other Loan Documents.

        15. GOVERNING LAW. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

        16. Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

        17. Binding Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the provisions of this Paragraph 17 shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Property or any of Purchaser's rights, titles or interests in and to the Property, except as expressly authorized in the Loan Documents; or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

        18. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

        19. Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

        20. Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

        21. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

        22. ENTIRE AGREEMENT. THIS AGREEMENT (TOGETHER WITH THE OTHER ASSUMPTION DOCUMENTS) AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO. THE PROVISIONS OF THIS AGREEMENT (AND THE OTHER ASSUMPTION DOCUMENTS) AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.




                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

        EXECUTED to be effective as of the date first above written.


                                     LENDER:

                                     LASALLE NATIONAL BANK, AS TRUSTEE for
                                     Morgan Stanley Capital I Inc., Commercial
                                     Mortgage Pass-Through Certificates,
                                     Series 1996-WF1

                                     By: Lennar Partners, Inc.,
                                         As Special Servicer

                                         By: /s/ Ronald E. Schrager
                                             ---------------------------------
                                             Name: Ronald E. Schrager
                                             Title: Vice President

                                               (CORPORATE SEAL)


                                    BORROWER:

                                    ACTIVITY BUSINESS ASSOCIATES, LLC,
                                    a California limited liability company

                                    By:
                                       ---------------------------------- (SEAL)
                                       Russell A. Ries, President


                                   PURCHASER:

                                   ACTIVITY BUSINESS CENTER, L.P., a Delaware limited partnership, as General Partner

                                   By: Arden Realty Finance II, Inc., a Maryland
                                       corporation

                                       By:
                                          -------------------------------------
                                          Name:  Diana M. Laing
                                          Title: Chief Financial Officer


                                                 (CORPORATE SEAL)

                           ALL-PURPOSE ACKNOWLEDGMENT



STATE OF FLORIDA  )

COUNTY OF DADE    )


     On 1/6/98 Before me,
        ------           -------------------------------------------------------
         Date          Name and Title of Officer (i.e. Your Name, Notary Public)

personally appeared Ronald E. Schrager, Vice President of Lennar Partners, Inc., which company is executing the within instrument as Special Servicer of LASALLE NATIONAL BANK, AS TRUSTEE for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1996-WF1, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entities upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.




/s/ KATHLEEN ANN BRYANT
-------------------------
Signature of Notary

OFFICIAL NOTARY SEAL
KATHLEEN ANN BRYANT
COMMISSION NUMBER
    CC378485
MY COMMISSION EXP.
  JUNE 5, 1998

    [SEAL]

        EXECUTED to be effective as of the date first above written.


                                     LENDER:

                                     LASALLE NATIONAL BANK, AS TRUSTEE for
                                     Morgan Stanley Capital I Inc., Commercial
                                     Mortgage Pass-Through Certificates,
                                     Series 1996-WF1

                                     By: Lennar Partners, Inc.,
                                         As Special Servicer

                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                               (CORPORATE SEAL)


                                    BORROWER:

                                    ACTIVITY BUSINESS ASSOCIATES, LLC,
                                    a California limited liability company

                                    By: /s/ Russell A. Reis (SEAL)
                                       ---------------------------------------
                                       Russell A. Ries, President


                                   PURCHASER:

                                   ACTIVITY BUSINESS CENTER, L.P., a Delaware limited partnership, as General Partner

                                   By: Arden Realty Finance II, Inc., a Maryland
                                       corporation

                                       By:
                                          -------------------------------------
                                          Name:  Diana M. Laing
                                          Title: Chief Financial Officer


                                                 (CORPORATE SEAL)

                           ALL-PURPOSE ACKNOWLEDGEMENT



STATE OF CALIFORNIA   )

COUNTY OF SAN DIEGO   )


     On January 2, 1998 Before me, Clare A. Griffith, Notary Public
        ---------------            --------------------------------------------
             Date                            Name and Title of Officer
                                          (i.e. Your Name, Notary Public)

personally appeared, Russell A. Ries, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



/s/ CLARE A. GRIFFITH
--------------------------
Signature of Notary



   CLARE A GRIFFITH
   COMM. #1026194
NOTARY PUBLIC-CALIFORNIA
   SAN DIEGO COUNTY
  MY COMMISSION EXPIRES
     MAY 13, 1998

        [SEAL]

                                   GUARANTOR:


                                                              (SEAL)
                                   --------------------------------------
                                   William G. Bloodgood


                                                        (SEAL)
                                   --------------------------------------
                                   David P. Mileski


                                   /s/ Russell A. Ries (SEAL)
                                   ---------------------------------------
                                   Russell A. Ries


                                   NEW GUARANTOR:

                                   ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership

                                   By:    Arden Realty, Inc., a Maryland
                                          corporation, as General Partner

                                          By:
                                             ---------------------------------
                                                 Name:  Diana M. Laing
                                                 Title: Chief Financial Officer

                                                 (CORPORATE SEAL)

                           ALL-PURPOSE ACKNOWLEDGMENT



STATE OF CALIFORNIA   )

COUNTY OF SAN DIEGO   )


     On January 2, 1998 Before me, Clare A. Griffith, Notary Public
        ---------------            --------------------------------------------
             Date                           Name and Title of Officer
                                         (i.e. Your Name, Notary Public)

personally appeared Russell A. Ries, President of ACTIVITY BUSINESS ASSOCIATES, LLC, a California limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



/s/ CLARE A. GRIFFITH
-------------------------
Signature of Notary



   CLARE A GRIFFITH
   COMM. #1026194
NOTARY PUBLIC-CALIFORNIA
   SAN DIEGO COUNTY
  MY COMMISSION EXPIRES
     MAY 13, 1998

        [SEAL]

        EXECUTED to be effective as of the date first above written.


                                     LENDER:

                                     LASALLE NATIONAL BANK, AS TRUSTEE for
                                     Morgan Stanley Capital I Inc., Commercial
                                     Mortgage Pass-Through Certificates,
                                     Series 1996-WF1

                                     By: Lennar Partners, Inc.,
                                         As Special Servicer

                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                               (CORPORATE SEAL)


                                    BORROWER:

                                    ACTIVITY BUSINESS ASSOCIATES, LLC,
                                    a California limited liability company

                                    By:                           (SEAL)
                                       ---------------------------------------
                                       Russell A. Ries, President


                                   PURCHASER:

                                   ACTIVITY BUSINESS CENTER, L.P., a Delaware limited partnership, as General Partner

                                   By: Arden Realty Finance II, Inc., a Maryland
                                       corporation

                                       By: /s/ Diana M. Laing
                                          -------------------------------------
                                          Name:  Diana M. Laing
                                          Title: Chief Financial Officer


                                                 (CORPORATE SEAL)

                                   GUARANTOR:


                                                              (SEAL)
                                   --------------------------------------
                                   William G. Bloodgood


                                                              (SEAL)
                                   --------------------------------------
                                   David P. Mileski


                                                       (SEAL)
                                   ---------------------------------------
                                   Russell A. Ries


                                   NEW GUARANTOR:

                                   ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership

                                   By:    Arden Realty, Inc., a Maryland
                                          corporation, as General Partner

                                          By:    /s/ Diana M. Laing
                                             ---------------------------------
                                                 Name:  Diana M. Laing
                                                 Title: Chief Financial Officer

                                                 (CORPORATE SEAL)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of Los Angeles

On December 30, 1997 before me, Kirsten Damgaard
      Date                      Name and Title of Officer
                                (e.g., "Jane Doe, Notary Public")

personally appeared Diana M. Laing
                    Name(s) of Signer(s)

[X] personally known to me -- OR -- [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose
                         name(s) is/are subscribed to the within instrument and
                         acknowledged to me that he/she/they executed the same
    [STATE SEAL]         in his/her/their authorized capacity(ies), and that by
                         his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                         WITNESS my hand and official seal.

                            /s/ Kirsten Damgaard
                         --------------------------
                         Signature of Notary Public

--------------------------------OPTIONAL---------------------------------------

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document: Assumption Agreement

Document Date: ------------------------------- Number of Pages: ---------------

Signer(s) Other Than Named Above: ---------------------------------------------

CAPACITY(IES) CLAIMED BY SIGNER(S)

Signer's Name: Diana M. Laing           Singer's Name: ------------------------

[ ] Individual                          [ ] Individual
[ ] Corporate Officer                   [ ] Corporate Officer
    Title(s): ---------------------           Title(s): -----------------------
[ ] Partner -- [ ] Limited [ ] General  [ ] Partner -- [ ] Limited [ ] General
[ ] Attorney-in-Fact                    [ ] Attorney-in-Fact
[ ] Trustee                             [ ] Trustee
[ ] Guardian or Conservator             [ ] Guardian or Conservator
[X] Other: Purchaser & New Guarantor    [ ] Other: ----------------------------

Signer is Representing:       RIGHT     Signer is Representing:      RIGHT
                            THUMBPRINT                             THUMBPRINT
-------------------------   OF SIGNER   -------------------------  OF SIGNER
                          Top of thumb                            Top of thumb
-------------------------     here      -------------------------     here

                                   GUARANTOR:


                                   /s/ William G. Bloodgood              (SEAL)
                                   --------------------------------------
                                   William G. Bloodgood


                                   /s/ David P. Mileski                  (SEAL)
                                   --------------------------------------
                                   David P. Mileski


                                                       (SEAL)
                                   ---------------------------------------
                                   Russell A. Ries


                                   NEW GUARANTOR:

                                   ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership

                                   By:    Arden Realty, Inc., a Maryland
                                          corporation, as General Partner

                                          By:
                                             ---------------------------------
                                                 Name:  Diana M. Laing
                                                 Title: Chief Financial Officer

                                                 (CORPORATE SEAL)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of    California
          ---------------

County of     Riverside
           --------------

On      1/2/98        before me,   R. H. Jones, Notary Public,
    ----------------              -----------------------------
         Date

personally appeared   William G. Bloodgood
                      ---------------------
                       Name(s) of Signer(s)


         Notary Seal               [] Personally known to me - OR - [X] proved
         R. H. JONES               to me on the basis of satisfactory evidence
     Commission # 1162435          to be the person(s) whose name(s) is/are
  Notary Public - California       subscribed to the within instrument and
       Riverside County            acknowledged to me that he/she/they executed
My Comm. Expires Nov. 22, 2001     the same in his/her/their authorized
                                   capacity(ies) and, that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                   WITNESS my hand and official seal.


                                                    R. H. Jones
                                    ------------------------------------------
                                            Signature of Notary Public


-------------------------------------OPTIONAL-----------------------------------
 Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION of ATTACHED DOCUMENT

Title or Type of document: _____________________________________________________

Document Date:  _________________________________  Number of Pages:  ___________

Signer(s) Other Than Named Above:  _____________________________________________

CAPACITY(ies) CLAIMED by Signer(s)

Signer's Name: _____________________      Signer's Name: _______________________

[]  Individual                            []  Individual

[]  Corporate Officer                     []  Corporate Officer
    Title(s): _____________________           Title(s): _____________________

[]  Partner - [] Limited - [] General     []  Partner - [] Limited - [] General

[]  Attorney-in-Fact                      []  Attorney-in-Fact

[]  Trustee                               []  Trustee

[]  Guardian or Conservator               []  Guardian or Conservator

[]  Other:  _______________________       []  Other:  _______________________


Signer is Representing:                   Signer is Representing:


____________________________________      ____________________________________


____________________________________      ____________________________________

              Box for                                    Box for
          Right Thumbprint                          Right Thumbprint
             of SIGNER                                 of SIGNER
            Top of Thumb                              Top of Thumb

                                   GUARANTOR:


                                                                        (SEAL)
                                   --------------------------------------
                                   William G. Bloodgood


                                   /s/ David P. Mileski       (SEAL)
                                   --------------------------------------
                                   David P. Mileski


                                                              (SEAL)
                                   ---------------------------------------
                                   Russell A. Ries


                                   NEW GUARANTOR:

                                   ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership

                                   By:    Arden Realty, Inc., a Maryland
                                          corporation, as General Partner

                                          By:
                                             ---------------------------------
                                                 Name:  Diana M. Laing
                                                 Title: Chief Financial Officer

                                                 (CORPORATE SEAL)

                           ALL-PURPOSE ACKNOWLEDGEMENT



STATE OF CALIFORNIA    )

COUNTY OF LOS ANGELES  )


     On Jan. 5, 1998 Before me, Jo Lynn M. Osborne, Notary Public
        ------------            ------------------------------------------------
            Date       Name and Title of Officer (i.e. Your Name, Notary Public)

personally appeared, David P. Mileski, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



/s/ JO LYNN M. OSBORNE
------------------------------
Signature of Notary


        JO LYNN M. OSBORNE
         COMM. # 1059673
    NOTARY PUBLIC - CALIFORNIA
        LOS ANGELES COUNTY
MY COMMISSION EXPIRES JUNE 3, 1999


           [SEAL]

                                  Exhibit List

                        Exhibit A - Property Description
                    Exhibit B - List of Assumption Documents
                     Exhibit C - List of Transfer Documents

                                                             Loan No. 30-0540284

                                    EXHIBIT A
                            (DESCRIPTION OF PROPERTY)

Exhibit A to Assumption Agreement executed by and among LASALLE NATIONAL BANK, AS TRUSTEE for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1996-WF1, ACTIVITY BUSINESS ASSOCIATES, LLC, a California limited liability company, ACTIVITY BUSINESS CENTER, L.P., a Delaware limited partnership, WILLIAM G. BLOODGOOD, DAVID P. MILESKI, RUSSELL A. RIES, and ARDEN REALTY LIMITED PARTNERSHIP.


                             Description of Property


PARCEL I OF PARCEL MAP NO. 13528, CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY AS FILE NO. 84-403928 OF OFFICIAL RECORDS.


A.P.N.: 341-220-38-00

                                    EXHIBIT B

                          LIST OF ASSUMPTION DOCUMENTS


1.      This Assumption Agreement

2.      Assignment and Subordination of Management Agreement

3.      Reaffirmation of Guaranty and Consent of Guarantor by William G.
        Bloodgood

4.      Reaffirmation of Guaranty and Consent of Guarantor by Russell A. Ries

5.      Reaffirmation of Guaranty and Consent of Guarantor by David P. Mileski

6. Reaffirmation of Hazardous Materials Indemnity Agreement and Consent of Indemnitor by William G. Bloodgood

7. Reaffirmation of Hazardous Materials Indemnity Agreement and Consent of Indemnitor by Russell A. Ries

8. Reaffirmation of Hazardous Materials Indemnity Agreement and Consent of Indemnitor by David P. Mileski

9.      Guaranty from Arden Realty Limited Partnership

10.     Hazardous Materials Indemnity Agreement from Arden Realty Limited
        Partnership

11.     Certificate of Purchaser Parties

                                    EXHIBIT C

                           LIST OF TRANSFER DOCUMENTS

1. Agreement of Purchase and Sale and Joint Escrow Instructions dated October ___, 1997, by and between Borrower and Purchaser

2. First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated as of October 15, 1997, by and between Borrower and Purchaser

3. Second Amendment of Agreement of Purchase and Sale and Joint Escrow Instructions dated as of November 19, 1997, by and between Borrower and Purchaser

4.    Grant Deed

5.    Assignment of Leases and Security Deposits

6.    Bill of Sale

7.    Assignment of Service Contracts, Warranties and Guarantees

8.    Assignment of Intangible Property